IPS Strategic Capital Absolute Return Fund
		Schedule of Investments
		November 30, 2021 (Unaudited)
Shares				Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS

Equity Funds - Equity
110,000	iShares Core S&P 500 ETF + (a)			$ 50,339,300
1	SPDR S&P 500 ETF Trust			456
Total for Exchange Traded Funds (Cost $40,479,109)				50,339,756	71.43%

MONEY MARKET FUNDS
8,351,771	Federated Hermes Government Obligations Fund - Institutional
	Class 0.03% **			8,351,771	11.85%
Total for Money Market Funds (Cost $8,351,771)

CALL/PUT OPTIONS PURCHASED			Notional
Expiration Date/Exercise Price		Contracts	Amount	Fair Value	% of Net Assets

CBOE S&P 500 Index *
December 6, 2021 Calls @ $4,675		75	$ 35,062,500	59,325
December 8, 2021 Puts @ $4,585		40	18,340,000	245,000
December 10, 2021 Puts @ $4,360		32	13,952,000	72,224
December 17, 2021 Puts @ $4,415		32	14,128,000	141,472
December 22, 2021 Puts @ $4,525		60	27,150,000	491,760
December 23, 2021 Puts @ $4,450		32	14,240,000	202,112
December 31, 2021 Puts @ $4,380		34	14,892,000	191,216
November 18, 2022 Puts @ $3,875		91	35,262,500	1,856,400
November 18, 2022 Puts @ $3,900		109	42,510,000	2,290,090

Total for Options Purchased (Premiums Paid - $4,384,195)			$ 215,537,000	5,549,599	7.87%

Total Investment Securities (Cost - $53,215,075)				64,241,126	91.15%

	Other Assets in Excess of Liabilities			6,230,063	8.85%

	Net Assets			$ 70,471,189	100.00%

IPS Strategic Capital Absolute Return Fund
		Schedule of Options Written
		November 30, 2021 (Unaudited)
Underlying Security				Notional	Fair Value
Expiration Date/Exercise Price		Contracts		Amount

Call Options Written
CBOE S&P 500 Index *
December 6, 2021 Calls @ $4,725		150		$ 70,875,000	$ 30,150
Total Call Options Written (Premiums Received $25,012)				70,875,000	30,150

Put Options Written
CBOE S&P 500 Index *
December 8, 2021 Puts @ $4,400		80		35,200,000	154,960
December 10, 2021 Puts @ $4,540		32		14,528,000	177,184
December 17, 2021 Puts @ $4,605		32		14,736,000	306,432
December 23, 2021 Puts @ $4,625		32		14,800,000	379,648
December 31, 2021 Puts @ $4,580		34		15,572,000	382,500
January 21, 2022 Puts @ $4,515		40		18,060,000	490,200
Total Put Options Written (Premiums Received $1,391,797)				112,896,000	1,890,924

Total Options (Premiums Received $1,416,809)				$183,771,000	$ 1,921,074

* Non-Income Producing Securities.
** The rate shown represents the 7-day yield at November 30, 2021.
+ Portion or all of the security is pledged as collateral for options written.
(a) Additional information, including the current prospectus and annual report, is available at https://www.ishares.com/us/products/239726/ishares-core-sp-500-etf.

IPS Strategic Capital Absolute Return Fund
	Schedule of Investments
	November 30, 2021 (Unaudited)
			Expiration	Notional	Value/Unrealized
		Contracts	Date	Value	Appreciation

FUTURES CONTRACTS

Index Futures
E-mini Standard & Poor's 500 Futures		62	12/17/2021	$ 14,155,375	$ 393,005

Total		62		$ 14,155,375	$ 393,005

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at November 30, 2021, was $53,215,075 and premiums received from options written was $1,416,809. At November 30, 2021, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in options written) was as follows:

		Unrealized Gain		$ 11,446,610
		Unrealized Loss		(531,819)
		Unrealized Gain		$ 10,914,791

2. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (ETFs) Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. In the event of a short sale of an equity security, lacking a last sale price, an equity security is generally valued by the pricing service at its last ask price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

Derivative instruments. Listed derivatives, including options and futures that are actively traded, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within Level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within Level 2 of the fair value hierarchy.

Fixed income securities. Fixed income securities, including government securities denominated in U.S. dollars, valued using market quotations in an active market, will be categorized as level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data pro¬cessing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as level 2 securities.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, these securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities.

The following tables summarize the inputs used to value the Funds’ assets and liabilities measured at fair value as of November 30, 2021:

Valuation Inputs of Assets		Level 1	Level 2	Level 3	Total
Exchange Traded Funds		$ 50,339,756	$ -	$ -	$ 50,339,756
Futures Contracts *		393,005	-	-	393,005
Options Purchased		5,549,599	-	-	5,549,599
Money Market Funds		8,351,771	-	-	8,351,771
Total		$ 64,634,131	$ -	$ -	$ 64,634,131

* Amount represents net unrealized appreciation as presented in Schedule of Futures Contracts.

Valuation Inputs of Liabilities		Level 1	Level 2	Level 3	Total
Options Written		$ 1,921,074	$ -	$ -	$ 1,921,074
Total		$ 1,921,074	$ -	$ -	$ 1,921,074

3. OPTIONS WRITTEN

As of November 30, 2021, the Fund had sufficient cash and/or securities to cover commitments under open derivative contracts.

The Fund’s use of options written exposes it to equity risk. In addition, the selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the call options may also limit the Fund’s gain on the underlying securities. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. Options written expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

As of November 30, 2021, portfolio securities valued at $22,881,500 were held by the Fund as collateral for options written by the Fund.